Shopify Sustains Rapid Growth with Revenue Up 32% and Free Cash Flow Margin of 22%
November 3, 2026 - Shopify announced today financial results for the quarter ended September 30, 2026. Shopify achieved 32% revenue growth (32% in constant currency) and a 22% free cash flow margin.
“Shopify is uncommonly good at operating in two realities at the same time: the world our merchants exist in today, and the one they are moving towards. Q3 is the perfect example. We powered $119 billion in GMV, while continuing to build commerce into every surface, every agent, and increasingly, everywhere,” said Harley Finkelstein, President of Shopify.
“We extended our track record of consistent execution, with 32% revenue growth and a 22% free cash flow margin,”
said Jeff Hoffmeister, Chief Financial Officer of Shopify. “Delivering these results at our scale speaks to the strength of our model, our multiple growth drivers, and our expanding addressable market.”

Selected Business Performance Information(1)
(In US $ millions, except percentages)

	Three months ended
	September 30, 2026	September 30, 2025
GMV	119,145	92,013

MRR	230	193

Revenue	3,742	2,844

Gross profit	1,781	1,391

Operating income	568	343

Free cash flow	816	507

YoY revenue growth rate	32%	32%

Free cash flow margin	22%	18%
(1) See endnotes below for definitions of GMV and MRR and additional information on constant currency, free cash flow, and free cash flow margin, which are non-GAAP financial measures and are reconciled to the comparable GAAP measures in the non-GAAP reconciliations at the end of this press release. Please refer to the Condensed Consolidated Statements of Cash Flows for additional information on the presentation of cash flows in 2026 and 2025.

2026 Outlook
The outlook that follows supersedes all prior financial outlook statements made by Shopify, constitutes forward-looking information within the meaning of applicable securities laws, is based on a number of assumptions, and is subject to a number of risks. Actual results could vary materially as a result of numerous factors, including certain risk factors, many of which are beyond Shopify’s control. Please see “Forward-looking Statements” at the end of this press release.
For the fourth quarter of 2026, we expect:
•Revenue to grow at a low-thirties percentage rate on a year-over-year basis;
•Gross profit dollars to grow at a high-twenties percentage rate on a year-over-year basis;
•Operating expenses as a percentage of revenue to be 29% to 30%;
•Stock-based compensation to be $155 million; and
•Free cash flow margin to be consistent with the fourth quarter of 2025.

Quarterly Conference Call
Shopify’s management team will hold a conference call to discuss its third-quarter results today, November 3, 2026, at 8:30 a.m. ET. The conference call will be webcast in the Investor Relations section of Shopify’s website at www.shopify.com/investors/events. An archived replay of the webcast will be available following the conclusion of the call.
Shopify’s Form 10-Q for the quarter ended September 30, 2026, including the unaudited Condensed Consolidated Financial Statements and accompanying Notes, and Management's Discussion and Analysis, will be available on Shopify’s website at www.shopify.com and will be filed on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca.
About Shopify
Shopify provides essential internet infrastructure for commerce. Shopify’s all-in-one platform makes it easier to start, run, and grow a business, powering sales online, in-store, and everywhere in between. Millions of businesses in 175+ countries use Shopify—from entrepreneurs to brands like Aldo, BarkBox, Carrier, Meta, SKIMS, Supreme, and Vuori.
For more information, visit www.shopify.com.

CONTACT INVESTORS:	Shane Kleinstein	CONTACT MEDIA:	Jackie Warren
	Director, Investor Relations		Senior Lead, Communications
	IR@shopify.com		press@shopify.com

Shopify Inc. Condensed Consolidated Statements of Operations
(In US $ millions)

	Three months ended
	September 30, 2026	September 30, 2025
Revenues
Subscription solutions	836	699
Merchant solutions	2,906	2,145
	3,742	2,844
Cost of revenues
Subscription solutions	175	128
Merchant solutions	1,786	1,325
	1,961	1,453
Gross profit	1,781	1,391
Operating expenses
Sales and marketing	466	410
Research and development	497	375
General and administrative	130	115
Transaction and loan losses	120	148
Total operating expenses	1,213	1,048
Operating income	568	343
Net other expense, including taxes(2)	(106)	(79)
Net Income	462	264
less: equity investments, marked to market, net of taxes	(122)	(103)
Net income excluding the impact of equity investments(3)	584	367

(2) Net other expense, including taxes includes interest income, gains and losses on equity and other investments, loss on embedded derivative related to convertible note, foreign exchange gains and losses, and our provision for income taxes.

(3) Net income excluding the impact of equity investments is a non-GAAP financial measure which is reconciled at the end of this press release. This measure excludes the impact of any gains or losses on our equity investments in third parties and embedded derivative related to convertible note. Shopify believes this measure provides useful information to investors given that valuations of third parties in public and private markets are outside of our control, and therefore, fluctuations in those valuations are not relevant to the fundamentals of our business and have little analytical or predictive value regarding our ability to drive operational results. This measure does not have a standardized meaning under US GAAP and may not be comparable to similar measures presented by other companies.
Note: More detailed Condensed Consolidated Statements of Operations and Comprehensive Income are available in the Quarterly Report on Form 10-Q filed concurrently with this press release with US and Canadian regulators and available on www.sec.gov and www.sedarplus.ca.

Shopify Inc. Condensed Consolidated Balance Sheets
(In US $ millions)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	1,868	1,545
Marketable securities	2,859	4,233
Trade and other receivables, net	483	500
Loans and merchant cash advances, net	2,350	1,784
Other current assets	226	234
	7,786	8,296
Long-term assets
Long-term assets(4)	327	210
Deferred tax assets	83	33
Long-term investments	524	975
Equity and other investments	4,911	4,582
Equity method investment	538	602
Goodwill	495	491
	6,878	6,893
Total assets	14,664	15,189
Liabilities and shareholders’ equity
Liabilities
Accounts payable	630	570
Deferred tax liabilities	63	55
Other liabilities(5)	1,222	1,091
	1,915	1,716
Shareholders’ equity	12,749	13,473
Total liabilities and shareholders’ equity	14,664	15,189

(4) Long-term assets includes Property and equipment, net, Operating lease right-of-use assets, net, Intangible assets, net, and Other long-term assets.
(5) Other liabilities includes Accrued liabilities, Current and Long-term Deferred revenue, and Operating lease liabilities.
Note: More detailed Condensed Consolidated Balance Sheet and Notes to the Condensed Consolidated Financial Statements are available in the Quarterly Report on Form 10-Q filed concurrently with this press release with US and Canadian regulators and available on www.sec.gov and www.sedarplus.ca.

Shopify Inc. Condensed Consolidated Statements of Cash Flows
(In US $ millions)

	Three months ended
	September 30, 2026	September 30, 2025
Cash flows from operating activities
Net income for the period	462	264
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	7	8
Stock-based compensation	140	107
Impairment of right-of-use assets and leasehold improvements	—	3
Provision for transaction and loan losses	67	102
Deferred income tax recovery	(68)	(5)
Revenue related to non-cash consideration	(13)	(12)
Unrealized loss on embedded derivative	—	29
Net loss on equity and other investments	117	62
Net loss on equity method investment	21	21
Unrealized foreign exchange loss	1	4
Changes in operating assets and liabilities	84	(70)
Net cash provided by operating activities	818	513
Cash flows from investing activities
Purchases of property and equipment	(2)	(6)
Purchases of marketable securities	(866)	(1,460)
Maturities of marketable securities	1,302	1,956
Purchases and originations of loans and merchant cash advances(6)	(1,700)	(996)
Repayments and sales of loans and merchant cash advances(6)	1,471	849
Purchases of equity and other investments	(161)	(8)
Acquisition of business, net of cash acquired	(5)	—
Acquisition of intangible assets	(99)	—
Net cash (used in) provided by investing activities	(60)	335
Cash flows from financing activities
Proceeds from the exercise of stock options	15	24
Repurchases of common stock	(562)	—
Net cash (used in) provided by financing activities	(547)	24
Effect of foreign exchange on cash, cash equivalents and restricted cash	1	—
Net increase in cash, cash equivalents and restricted cash	212	872
Cash, cash equivalents and restricted cash – beginning of period	1,656	1,542
Cash, cash equivalents and restricted cash – end of period	1,868	2,414
(6) Starting in April 2026, the cash flows associated with merchant cash advances are presented within investing cash flows rather than operating cash flows on a basis consistent with loans, given the similar nature of the underlying lending activities. For the three months ended September 30, 2026, the changes described above resulted in a net cash use of $30 million presented in investing activities after consideration of repayments and purchases and originations.

Reconciliation of Non-GAAP Financial Measures
Free Cash Flow Reconciliation
(In US $ millions, except percentages)
The following table illustrates how free cash flow is calculated in this press release:

	Three months ended
	September 30, 2026	September 30, 2025
Net cash provided by operating activities	818	513
less: capital expenditures(7)	(2)	(6)
Free cash flow	816	507
Revenue	3,742	2,844
Free cash flow margin	22%	18%

Net Income Excluding the Impact of Equity Investments Reconciliation
(In US $ millions)
The following table illustrates how Net income excluding the impact of equity investments is calculated in this press release:

	Three months ended
	September 30, 2026	September 30, 2025
Net Income	462	264
less: equity investments, marked to market, net of taxes	(122)	(103)
Net income excluding the impact of equity investments(3)	584	367

(7) Capital expenditures is equivalent to the amount included in “Purchases of property and equipment” on our Condensed Consolidated Statements of Cash Flows for the reported period.

Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In US $ millions, except share and per share amounts)
The following table reconciles GAAP net income to Non-GAAP net income and includes net income per share amounts:

	Three months ended
	September 30, 2026	September 30, 2025
GAAP net income	462	264
Non-GAAP adjustments to net income:
Stock-based compensation expense and related taxes	147	116
Amortization of acquired intangible assets	2	3
Impairment of right-of-use assets and leaseholds	—	3
Non-GAAP operating income adjustments	149	122
Net loss on equity and other investments	117	62
Net loss on equity method investment	21	21
Loss on embedded derivative	—	29
Income tax effects and tax adjustments	(111)	(57)
Non-GAAP net income	638	441

Diluted net income per share attributable to shareholders(8):
GAAP	$0.36	$0.20
Non-GAAP	$0.49	$0.34

Weighted average shares used to compute net income per share attributable to shareholders:
Diluted	1,290,726,742	1,312,872,709
(8) May include rounding

Constant Currency Analysis
(In US $ millions, except percentages)
The following table converts our GMV, revenues, gross profit, and operating income using the comparative period's monthly average exchange rates. We have provided the below disclosure as we believe it presents a clear comparison of our period-to-period operating results by removing the impact of fluctuations in foreign exchange rates and to assist investors in understanding our financial and operating performance. The table below and our Condensed Consolidated Statements of Operations disclosure are supplements to our Condensed Consolidated Financial Statements, which are prepared and presented in accordance with US GAAP (excluding GMV).

	Three months ended September 30,
	GMV	Revenue	Subscription solutions revenue	Merchant solutions revenue	Gross profit	Operating income
2025 as reported	92,013	2,844	699	2,145	1,391	343
2026 as reported	119,145	3,742	836	2,906	1,781	568
Percentage change YoY	29%	32%	20%	35%	28%	66%
Constant currency impact	(25)	(4)	(1)	(3)	(1)	2
Percentage change YoY constant currency	30%	32%	20%	36%	28%	65%

Regulatory Disclosures and Forward-looking Statements
Advisory Regarding Forward-looking Statements
This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”), including statements related to Shopify’s financial outlook, such as expected revenue and expenses for the next fiscal quarter, Shopify's expectations regarding future investments in the business, and Shopify's expectations regarding the development of emerging technologies, including AI. These statements can be identified by words such as “will” and “expect” and are based on Shopify's current projections and expectations about future events and financial results. Known and unknown risks may cause actual results to differ materially from those described in the forward-looking statements. These risks include, but are not limited to, the Company’s ability to maintain expected growth and manage expenses, the impact of changes in economic conditions and consumer spending in key markets such as the United States, Europe, and globally, the impact of measures that affect international trade, including tariffs, the adoption and impact of emerging technologies such as AI, our reliance on third-party providers to deliver services, a cyberattack or security breach, and serious errors or defects in software or hardware. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are set out in Shopify's Form 10-Q under the heading “Risk Factors” and other filings made with US and Canadian securities regulators, available at www.sec.gov and www.sedarplus.ca. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to management on the date hereof and represent management’s beliefs regarding future events, projections, and financial trends, which, by their nature, are inherently uncertain. The forward-looking statements are provided to give additional information about management’s expectations and beliefs and may not be appropriate for other purposes. Shopify undertakes no duty to publicly update or revise any forward-looking statements, except as may be required by law.

Endnotes:
Gross Merchandise Volume, or GMV, represents the total dollar value of orders facilitated through the Shopify platform including certain apps and channels for which a revenue-sharing arrangement is in place in the period, net of refunds, and inclusive of shipping and handling, duty, and value-added taxes.
Monthly Recurring Revenue, or MRR, is the aggregate value of all subscription plans, excluding variable platform fees, in effect on the last day of the period, assuming merchants maintain their subscription the following month and is used by management as a directional indicator of subscription solutions revenue going forward.
Free cash flow and free cash flow margin are non-GAAP financial measures that are reconciled in the non-GAAP reconciliation within this press release. These non-GAAP financial measures do not have standardized meanings under US GAAP and may not be comparable to similar measures presented by other companies. Shopify believes free cash flow and free cash flow margin provide useful information to help investors and others understand our operating results and the performance of our business in the same manner as management. Shopify does not reconcile forward-looking non-GAAP free cash flow margin because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Free cash flow is a non-GAAP financial measure calculated as cash flow from operations less capital expenditures.
Reconciliation of GAAP Net Income to Non-GAAP Net Income provides supplementary non-GAAP financial measures for non-GAAP net income and diluted net income per share to consider in evaluating operating performance. Non-GAAP adjustments to net income include stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, impairment of right-of-use assets and leaseholds, net loss on equity and other investments, net loss on equity method investment, loss on embedded derivative, and income tax effects and tax adjustments, including a release of valuation allowance as a discrete tax benefit. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.